UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 12, 2020

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Item 1.01.    Entry into a Material Definitive Agreement
Amendment to Credit Agreement
On May 12, 2020, SilverBow Resources, Inc. (“SilverBow Resources” or the “Company”) entered into a Fifth Amendment (the “Fifth Amendment to Credit Agreement”) to the First Amended and Restated Senior Secured Credit Agreement dated as of April 19, 2017 (the “Credit Agreement,” and such credit facility, as amended, the “Revolving Credit Facility”) among the Company, JPMorgan Chase Bank, N.A. (the “First Lien Agent”), the guarantors party thereto and the lenders party thereto. Among other things, the Fifth Amendment to the Credit Agreement (i) sets the borrowing base under the Credit Agreement at $330 million as part of the scheduled semi-annual redetermination; (ii) increases the applicable margin used to calculate the interest rate under the Credit Agreement by 75 basis points; and (iii) implements certain anti-hoarding language, including defensive draw and sweep provisions, for Consolidated Cash Balance in excess of $30 million.
The foregoing is qualified in its entirety by reference to the Fifth Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Credit Agreement, as amended, are described in the Current Reports on Form 8-K previously filed with the Commission on April 21, 2017, December 1, 2017, December 19, 2017, April 25, 2018 and October 22, 2019.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibit

Exhibit Number	Description

10.1
Fifth Amendment to First Amended and Restated Senior Secured Revolving Credit Agreement dated as of May 12, 2020, by and among SilverBow Resources, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto and certain lenders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2020

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel